EXHIBIT 99

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that the quarterly report on Form 10-Q of Bemis Company, Inc. for the quarter ended September 30, 2002 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bemis Company, Inc.

/s/ Jeffrey H. Curler	/s/ Gene C. Wulf
Jeffrey H. Curler, President and Chief Executive Officer	Gene C. Wulf, Vice President, Chief Financial Officer and Treasurer
November 5, 2002	November 5, 2002